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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Oneida Ltd. (the "Company") on Form 10-K for the period ending January 29, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew G. Church, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ ANDREW G. CHURCH
---------------------------
Andrew G. Church

Senior Vice President and Chief Financial Officer

April 28, 2005